Share-based payments	12 Months Ended
Dec. 31, 2024
Disclosure of terms and conditions of share-based payment arrangement [abstract]
Share-based payments
25. Share-based payments
The Company has established equity compensation plans under which it grants restricted stock, stock options, and certain other equity-based awards to attract, retain, and motivate executive officers, certain key employees, and non-employee directors to compensate them for their contributions to the growth and profitability of the Company. Shares delivered under this award program may be sourced from treasury stock, or authorized unissued shares.
The Company’s equity compensation plans are accounted for under IFRS 2 Share-Based Payment (“IFRS 2”). IFRS 2 requires companies to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award or at fair value of the award at each reporting date, depending on the type of award granted. The resulting cost is recognized over the period during which an employee is required to provide service in exchange for the award, which is usually the vesting period.
The total compensation cost recognized for non-vested stock awards amounts to $5.5 million, $4.4 million, and $5.2 million in 2024, 2023, and 2022, respectively, and was recorded as a component of “Wages, salaries, benefits and other employees’ expenses” within operating expenses.
A summary of the terms and conditions, properly approved by the Compensation Committee of our Board of Directors, relating to the grants of the non-vested stock award under share-based payments plans, in effect as of December 31, 2024 and 2023 is as follows:

Grant date	Number of instruments	Vesting conditions	Contractual life
February, 2021	32,852	20% first five anniversaries	5 years
February, 2021	103,802	33% first three anniversaries	3 years
February, 2022	13,943	33% first three anniversaries	3 years
June, 2022	20,368	33% first three anniversaries	3 years
June, 2022	994	33% first three anniversaries	3 years
February, 2023	30,567	33% first three anniversaries	3 years
June, 2023	10,809	33% first three anniversaries	3 years
September, 2023	634	33% first three anniversaries	3 years
February, 2024	33,147	33% first three anniversaries	3 years
June, 2024	42,469	33% first three anniversaries	3 years
September, 2024	10,000	15% first three anniversaries 25% fourth 30% fifth anniversary	5 years
Non-vested stock awards were measured at their fair value on the grant date. For the 2024 grants, the average fair value of these non-vested stock awards is $96.60 per share (2023: $91.69).
A summary of the non-vested stock award activity under the plan as of December 31, 2024, 2023 and 2022 with changes during these years is as follows (in number of shares):

	2024	2023	2022
Non-vested as of January 1	120,744	138,243	157,823
Granted	85,616	42,010	35,305
Vested	(63,083)	(59,066)	(54,501)
Forfeited	(250)	(443)	(384)
Non-vested as of December 31	143,027	120,744	138,243
The Company uses the accelerated attribution method to recognize the compensation cost for awards with graded vesting periods. The Company estimates that the remaining compensation cost, not yet recognized for the non-vested stock awards, amounts to $6.1 million (2023: $3.1 million), with a weighted average remaining contractual life of 2.6 years years (2023: 2.0 years). Additionally, the Company estimates that the 2025 compensation cost related to these plans amounts to $4.0 million.
The Company plans to make additional equity-based awards under the stock incentive plan from time to time, including additional non-vested stock and stock option awards. The Company anticipates that future employee non-vested stock and stock option awards granted pursuant to the plan will generally vest over a three to five-year period